Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262

                         GAMCO GLOBAL SERIES FUNDS, INC.
                                 (THE "COMPANY")

               SUPPLEMENT DATED FEBRUARY 1, 2007 TO THE PROSPECTUS
                                DATED MAY 1, 2006


         Effective February 15, 2007, Class AAA shares of THE GAMCO GLOBAL GROWTH FUND (the "Fund"), a series of the Company, are closed to new investors other than shareholders in one or more of the registered funds distributed by Gabelli & Company, Inc. (the distributor).

         Existing shareholders of Class AAA shares of the Fund or any other registered fund distributed by the distributor and members of their immediate family may purchase shares or establish a new Class AAA account with the Fund.

         If you have any questions about your eligibility to purchase Class AAA shares of the Fund, please call 1-800-GABELLI (1-800-422-3554).